Ivy Funds Variable Insurance Portfolios

Supplement dated April 1, 2015 to the

Ivy Funds Variable Insurance Portfolios Prospectus

dated April 30, 2014

and as supplemented May 15, 2014, May 29, 2014, July 9, 2014, August 4, 2014, November 14, 2014

and December 12, 2014

The following is inserted as a new paragraph following the third paragraph of the “Ivy Funds VIP Global Growth — Performance” section:

In November 2014, the Portfolio filed a prospectus supplement reflecting the Portfolio’s increased emphasis on investments in the stocks of U.S. companies. Effective January 1, 2015, the Portfolio changed its name and investment strategy to reflect a global focus. Performance prior to January 2015 reflects the Portfolio’s former international strategy and may have differed if the Portfolio’s current strategy that includes investing globally had been in place.

The following is inserted as a new sentence following the last sentence of the third paragraph of the “More About the Portfolios — Additional Information about Principal Investment Strategies, Other Investments and Risks — Ivy Funds VIP International Core Equity” section:

In addition, the Portfolio may invest in China A-shares of certain Chinese companies through the Shanghai-Hong Kong Stock Connect Program.

The following bullet point is inserted as a new bullet point immediately following the “Mid Size Company Risk” bullet point of the “More About the Portfolios — Additional Information about Principal Investment Strategies, Other Investments and Risks — Ivy Funds VIP International Core Equity — Non-Principal Risks” section:

■	Shanghai-Hong Kong Stock Connect Program Risk

The following is inserted as a new section immediately following the “More About the Portfolios — Additional Information about Principal Investment Strategies, Other Investments and Risks — Defining Risks — Sector Risk” section:

Shanghai-Hong Kong Stock Connect Program Risk — The Shanghai-Hong Kong Stock Connect Program (Connect Program) is subject to quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict the Portfolio’s ability to invest in China A-shares through the Connect Program and to enter into or exit trades on a timely basis. The Shanghai market may be open at a time when the Connect Program is not trading, with the result that prices of China A-shares may fluctuate at times when the Portfolio is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through the Connect Program. Such securities may lose their eligibility at any time, in which case they could be sold, but could no longer be purchased through the Connect Program. Because the Connect Program is new, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is unknown. In addition, there is no assurance that the necessary systems required to operate the Connect Program will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems do not function properly, trading through the Connect Program could be disrupted.

The Connect Program is subject to regulations promulgated by regulatory authorities for both exchanges and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the Connect Program, if the authorities believe it necessary to assure orderly markets or for other reasons. There is no guarantee that both exchanges will continue to support the Connect Program in the future. Investments in China A-shares may not be covered by the securities investor protection programs of either exchange and, without the protection of such programs, will be subject to the risk of default by the broker. Because of the way in which China A-shares are held in the Connect Program, the Portfolio may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Shanghai Stock Exchange becomes insolvent.

Because all trades on the Connect Program in respect of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.

Effective February 2015, Sarah C. Ross was appointed as a Senior Vice President of WRIMCO.

Supplement	Prospectus	1